SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                 (Date of earliest event reported): May 25, 2004


                                  BENIHANA INC.
              -----------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)



           Delaware                       0-26396             65-0538630
 ----------------------------          -----------         -------------------
 (State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)                File Number)        Identification No.)



                8685 NORTHWEST 53RD TERRACE, MIAMI, FLORIDA 33166
               ---------------------------------------------------
               (Address of Principal Executive Offices) (ZIP Code)



       Registrant's telephone number, including area code: (305) 593-0770
                                                           --------------


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ITEM 9. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 25, 2004, the Registrant issued a press release announcing its fourth quarter and year end operating for the fiscal quarter and year ended March 28, 2004. A copy of the press release is included with this Report as
Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibit 99.1. Press Release of Benihana Inc. dated May 25, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              BENIHANA INC.



                                           By:
                                              ---------------------------------
                                                    Michael R. Burris
                                                    Senior Vice President of
                                                    Finance and Treasurer